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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2002

FEDEX CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 1-15829

Delaware (State or other jurisdiction of incorporation or organization)	62-1721435 (I.R.S. Employer Identification No.)
942 South Shady Grove Road, Memphis, Tennessee (Address of principal executive offices)	38120 (Zip code)

Registrant's telephone number, including area code: (901) 818-7500

FEDERAL EXPRESS CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 1-7806

Delaware (State or other jurisdiction of incorporation or organization)	71-0427007 (I.R.S. Employer Identification No.)
3610 Hacks Cross Road, Memphis, Tennessee (Address of principal executive offices)	38125 (Zip code)

Registrant's telephone number, including area code: (901) 369-3600

Item 5. Other Events.

        On June 25, 2002, FedEx Corporation (the "Company") announced that it is comfortable with the current First Call consensus earnings per share estimate for fiscal year 2003 of $2.77. A copy of the Company's press release is attached as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.
Exhibit Number	Description
99.1	Press Release of FedEx Corporation dated June 25, 2002.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

FedEx Corporation
Date: June 25, 2002	By:	/s/ JAMES S. HUDSON James S. Hudson Corporate Vice President— Strategic Financial Planning and Control
Federal Express Corporation
Date: June 25, 2002	By:	/s/ MICHAEL W. HILLARD Michael W. Hillard Vice President and Controller

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of FedEx Corporation dated June 25, 2002.

E-1

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX